SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2002	Commission File Number 0-23155

TRIMERIS, INC.
(Exact name of registrant)

Delaware	56-1808663
(State of organization)	(I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
(Address of principal executive offices and zip code)

(919) 419-6050
(Registrant’s telephone Number)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits—The following exhibit is provided as part of the information furnished under Item 9 of this Report:

99.1 Press release dated August 2, 2002

Item 9.    Regulation FD Disclosure.

On August 2, 2002, Roche issued, and Trimeris made available to the public by subsequently posting on its website, the information furnished as a part of this Form 8-K as Exhibit 99.1 which is incorporated herein by reference.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.
By:	/s/ Dani P. Bolognesi
Dani P. Bolognesi
Chief Executive Officer and Chief Scientific Officer

Dated August 8, 2002